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                                                                    EXHIBIT 23.1

                         [KPMG PEAT MARWICK LLP LOGO]





                            Consent of Independent
                         Certified Public Accountants




The Board of Directors
Cole Taylor Bank:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                KPMG Peat Marwick LLP

Chicago, Illinois
October 22, 1996